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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-22359

Papp Investment Trust

(Exact name of registrant as specified in charter)

2201 E. Camelback Road #227B Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LLC      225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (602) 956-0980

Date of fiscal year end:      November 30, 2014

Date of reporting period:     May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Papp Investment Trust Papp Small & Mid-Cap Growth Fund Semi-Annual Report May 31, 2014 (Unaudited) Investment Adviser L. Roy Papp & Associates, LLP Phoenix, AZ

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund
Semi-annual Report as of May 31, 2014

Dear Fellow Shareholder,

This report will summarize the results for the Papp Small & Mid-Cap Growth Fund (the “Fund”) for the six months ended May 31, 2014.  Over this period the stock market overall has done well, performing somewhat better than the long term average market results.  The U.S. economy continues to grow modestly, although it did suffer a slowdown in the first calendar quarter of 2014, which we believe was heavily influenced by extremely cold weather in many parts of the U.S.  We believe that markets are continuing to enjoy aggressive monetary stimulus from the Federal Reserve and other central banks around the world.  During late 2013, interest rates as measured by the 10-year Treasury in the U.S. rose to about 3.0%.  Surprisingly, since December 31, 2013, the 10-year Treasury yield has actually dropped, hitting a low of 2.4% near the end of May.  Rates have declined even though the Federal Reserve has been “tapering” down their monthly purchases of treasuries and mortgage backed securities.  Some market participants believe that rates had run up too much in late 2013.  Others attributed the decline to geopolitical risks in Ukraine and the Middle East, driving investors to the safe haven of United States Treasury bonds.  No matter the reason, the lower interest rates have caused market enthusiasm for heavily leveraged companies, real estate investment trusts, utilities and other companies which benefit from lower interest rates.

We continue to believe that the U.S. economy is recovering, and that therefore, the Federal Reserve will eventually allow interest rates to return to an equilibrium level, which we believe is substantially higher than current levels.  Employment is growing at a moderate pace and the unemployment rate has declined to 6.3%.  Inflation, as measured by the consumer price index, for the twelve months ended May 31, 2014, actually exceeded the Federal Reserve’s target rate of 2.0% coming in at 2.1%.  Corporate earnings have continued to grow.  The current recovery is now five years old, but it has been so modest and gradual that we see no reason to expect the U.S. economy to tip back into recession any time soon.  This has produced a “Goldilocks” scenario for the stock market with many indices hitting all-time highs and some indices, such as the NASDAQ, hitting its highest level in 10 years.  During 2014, bonds have done well with the surprising decline in rates and stocks have also done well.  The one exception is small cap stocks which are flat or down on balance over the past six months.  This was likely due to very strong results last year for small cap stocks.

During the past six months, the Fund produced a total return of 2.96% as compared to our benchmark, Russell MidCap® Growth Index (the “Benchmark”), which returned 6.57%.  Since inception on March 8, 2010, the Fund has produced an annualized total return of 13.31% as compared to 16.73% for the Benchmark.  The Fund’s underperformance relative to its Benchmark during the past six months can mainly be attributed to the surprising decline in interest rates in the short term, which caused higher valuations for interest rate sensitive, lower quality companies.  As you know, we focus on high quality companies.  We also focus on companies that are less likely to be hurt by inflation and higher interest rates, as we continue to believe that those conditions are virtually inevitable in the coming years.

As mentioned above, we think the U.S. economy is continuing to grow at a modest pace and the first quarter weakness was a weather driven aberration.  We continue to expect roughly 3.0% U.S. GDP growth for 2014 and we are hopeful that this rate may pick up somewhat going into 2015.  For the most part, economic growth around the world continues to lag the U.S. with Europe being flat to up slightly.  This is one of the reasons that we continue to favor domestic U.S. companies and businesses with a heavy presence in the U.S.  We are also very encouraged long term about the rapidly improving energy capability of the U.S.  This is important both from a cost perspective and from a long term availability position.  This will help make the U.S. a much more competitive operating environment and should help many businesses, particularly manufacturing.

The Fund remains nearly fully invested with 98% of its assets in stocks as of May 31, 2014, which is our normal strategy.  While the Fund’s mandate is small and mid-cap stocks, we remain heavily focused on the mid-cap portion of the market, which we believe is more reasonably valued.  We are reasonably well diversified across 35 individual holdings.  Some of the best performing areas in the market during the last past six months have included utilities, energy, materials, health care and industrials.  We do not own utilities, but the Fund does hold companies in the other sectors listed.  During the past six months, the worst performing sectors were consumer discretionary and information technology; our overweight in industrials and health care helped performance while the overweight in information technology hurt performance.  On balance, sector weightings had a roughly neutral impact on the performance of the Fund.  Individual stock selection impacted the Fund’s performance negatively compared to the Benchmark.  Once again, many of the stocks that we did not own, but are important to the Benchmark, did well over the past six months.  This includes biotech, pharmaceuticals, airlines, REITs and high-flying internet stocks, which generally do not meet our standards for quality and valuation.

Looking at individual holdings, the Fund experienced strong performance from O’Reilly Automotive, a leading auto parts retailer that benefitted from car owners who experienced miserable weather in the East and Midwest.  PAREXEL International, a top contract research provider of outsourced clinical trial management in the biopharmaceutical industry, experienced strong sales growth and profit improvement.  Williams-Sonoma, a specialty retailer of home products, saw strong sales in both their stores and in their important catalog and internet sales channels.  Trimble Navigation, a GPS technology solutions provider to the construction and agriculture industries, benefitted in the fourth quarter from very strong results in the company’s major business lines.

The Fund’s performance during the past six months was held back in part by our holding in luxury accessory designer Coach.  We have exited the position of Coach due to uncertainty in their competitive position and changes in management.  The Fund also experienced weakness with the specialty pet retailer, PetSmart.  After management changes and disappointing sales performance, we also exited the PetSmart position.  CoStar Group, a software company focusing on providing data to the commercial real estate industry was one of the Fund’s strongest performers in 2013.  However, it gave up some of the gains during this half of 2014 in harmony with some other high valuation software peers.  UMB Financial, a regional financial services company based in Kansas City, experienced weakness based on the unexpected drop in interest rates over the past six months.

Looking forward, we continue to expect reasonable earnings growth for U.S. businesses and we remain confident in the prospects for the individual companies held in the Fund.  We think stocks are roughly fairly valued at this point, but after 32 months without a 10% or more correction in the U.S. market, we would not be surprised to experience a temporary correction in the 10% -12% range in the coming quarters, possibly triggered by the Federal Reserve’s very gradual reduction in monetary stimulus.  If we do get a correction, we would expect it to be short lived as we think the market will shift to being driven by fundamentals, which we think are strong.

As of May 31, 2014, the net assets of the Fund were over $23.8 million.  We continue to enjoy positive cash flow into the Fund since inception.  After the Fund became available broadly at Charles Schwab & Company through their no-cost mutual fund OneSource platform last year, we have begun to consider avenues to raise awareness about the Fund.  We have started a very modest advertising program in the Phoenix market (at no cost to the Fund or its shareholders).  We appreciate your continued confidence in the Fund.  We would be happy to answer any questions you may have about the Fund or other investment issues.  We invite you to call any of us at 1-800-421-0131.

Warmest regards,

Rosellen C. Papp CFA	Harry A. Papp CFA	Brian Riordan, CFA
Portfolio Manager	President	Assistant Portfolio Manager
May 31, 2014	May 31, 2014	May 31, 2014

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance current through the most recent month end is available by calling 1-877-370-7277.
An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.
The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2014 (Unaudited)

Top 10 Equity Holdings

Security Description	% of Net Assets
O'Reilly Automotive, Inc.	4.9%
Ecolab, Inc.	4.6%
IDEX Corp.	4.6%
AMETEK, Inc.	4.5%
C.R. Bard, Inc.	4.2%
Williams-Sonoma, Inc.	4.1%
T. Rowe Price Group, Inc.	3.8%
PAREXEL International Corp.	3.8%
Mettler-Toledo International, Inc.	3.8%
Trimble Navigation Ltd.	3.7%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31 2014 (Unaudited)

COMMON STOCKS — 97.2%	Shares	Value

Consumer Discretionary - 12.6%
Leisure Products - 3.6%
Polaris Industries, Inc.	6,600	$850,872

Specialty Retail - 9.0%
O'Reilly Automotive, Inc.*	8,000	1,183,600
Williams-Sonoma, Inc.	14,600	977,032
		2,160,632
Consumer Staples - 6.0%
Food Products - 2.9%
McCormick & Co., Inc.	9,700	701,407

Household Products - 3.1%
Church & Dwight Co., Inc.	6,000	415,380
Clorox Co. (The)	3,500	313,670
		729,050
Energy - 6.0%
Energy Equipment & Services - 1.8%
FMC Technologies, Inc.*	7,200	418,032

Oil, Gas & Consumable Fuels - 4.2%
Pioneer Natural Resources Co.	2,300	483,368
Whiting Petroleum Corp.*	7,300	524,505
		1,007,873
Financials - 6.4%
Banks - 2.6%
UMB Financial Corp.	11,000	607,200

Capital Markets - 3.8%
T. Rowe Price Group, Inc.	11,200	913,136

Health Care - 17.4%
Health Care Equipment & Supplies - 7.8%
C.R. Bard, Inc.	6,700	990,997
ResMed, Inc.	5,300	265,318
Varian Medical Systems, Inc.*	7,300	601,885
		1,858,200
Health Care Providers and Services - 2.0%
Catamaran Corp.*	11,100	485,736

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.2% (Continued)	Shares	Value

Health Care - 17.4% (Continued)
Life Sciences Tools & Services - 7.6%
Mettler-Toledo International, Inc.*	3,650	$894,323
PAREXEL International Corp.*	18,000	908,100
		1,802,423
Industrials - 20.9%
Air Freight & Logistics - 3.2%
Expeditors International of Washington, Inc.	17,000	773,670

Commercial Services & Supplies - 3.3%
Stericycle, Inc.*	6,800	777,716

Electrical Equipment - 4.5%
AMETEK, Inc.	20,100	1,066,908

Machinery - 7.3%
IDEX Corp.	14,200	1,088,856
Valmont Industries, Inc.	4,200	650,790
		1,739,646
Professional Services - 2.6%
IHS, Inc. - Class A*	5,000	629,550

Information Technology - 18.6%
Electronic Equipment, Instruments & Components - 3.7%
Trimble Navigation Ltd.*	24,500	883,715

Internet Software & Services - 1.9%
CoStar Group, Inc.*	2,900	459,795

Semiconductors & Semiconductor Equipment - 3.0%
Linear Technology Corp.	8,300	383,128
Silicon Laboratories, Inc.*	7,100	320,352
		703,480
Software - 10.0%
FactSet Research Systems, Inc.	7,500	803,550
Informatica Corp.*	22,600	826,934
MICROS Systems, Inc.*	14,100	753,222
		2,383,706
Materials - 9.3%
Chemicals -9.3%
Airgas, Inc.	6,300	669,816
Ecolab, Inc.	10,000	1,091,900
Sigma-Aldrich Corp.	4,700	463,091
		2,224,807

Total Common Stocks (Cost $15,684,597)		$23,177,554

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS - 0.8%	Shares	Value
SPDR S&P Biotech ETF (Cost $180,913)	1,400	$185,220

MONEY MARKET FUNDS — 1.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I,
0.01%(a) (Cost $360,945)	360,945	$360,945

Total Investments at Value — 99.5% (Cost $16,226,455)		$23,723,719

Other Assets in Excess of Liabilities — 0.5%		118,648

Net Assets — 100.0%		$23,842,367

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2014.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2014 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$16,226,455
At value (Note 2)	$23,723,719
Dividends receivable	14,584
Receivable for investment securities sold	422,454
Other assets	37,967
TOTAL ASSETS	24,198,724

LIABILITIES
Payable for investment securities purchased	338,176
Payable to Adviser (Note 4)	7,480
Payable to administrator (Note 4)	5,950
Other accrued expenses	4,751
TOTAL LIABILITIES	356,357

NET ASSETS	$23,842,367

NET ASSETS CONSIST OF:
Paid-in capital	$16,067,622
Accumulated net investment loss	(150,298)
Accumulated net realized gains from security transactions	427,779
Net unrealized appreciation on investments	7,497,264

NET ASSETS	$23,842,367

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,410,515

Net asset value, offering price and redemption price per share (Note 2)	$16.90

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividend income	$95,195

EXPENSES
Investment advisory fees (Note 4)	115,909
Professional fees	19,421
Registration and filing fees	16,775
Fund accounting fees (Note 4)	16,156
Administration fees (Note 4)	12,019
Insurance expense	10,361
Transfer agent fees (Note 4)	7,500
Custody and bank service fees	4,864
Postage and supplies	3,584
Trustees' fees (Note 4)	3,400
Other expenses	3,749
TOTAL EXPENSES	213,738
Less fee reductions by the Adviser (Note 4)	(68,852)
NET EXPENSES	144,886

NET INVESTMENT LOSS	(49,691)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	427,803
Net change in unrealized appreciation/depreciation on investments	294,967
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	722,770

NET INCREASE IN NET ASSETS FROM OPERATIONS	$673,079

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	May 31,	Ended
	2014	November 30,
	(Unaudited)	2013
FROM OPERATIONS
Net investment loss	$(49,691)	$(79,892)
Net realized gains from security transactions	427,803	358,811
Net change in unrealized appreciation/depreciation on investments	294,967	3,887,219
Net increase in net assets from operations	673,079	4,166,138

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	(92,313)	-

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	554,939	1,172,410
Net asset value of shares issued in reinvestment of
distributions to shareholders	91,505	-
Payments for shares redeemed	(149,096)	(131,662)
Net increase in net assets from capital share transactions	497,348	1,040,748

TOTAL INCREASE IN NET ASSETS	1,078,114	5,206,886

NET ASSETS
Beginning of period	22,764,253	17,557,367
End of period	$23,842,367	$22,764,253

ACCUMULATED NET INVESTMENT LOSS	$(150,298)	$(100,607)

CAPITAL SHARE ACTIVITY
Shares sold	33,014	79,212
Shares reinvested	5,453	-
Shares redeemed	(8,883)	(8,755)
Net increase in shares outstanding	29,584	70,457
Shares outstanding at beginning of period	1,380,931	1,310,474
Shares outstanding at end of period	1,410,515	1,380,931

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended May 31,		Year Ended	Year Ended	Year Ended	Period Ended
	2014		November 30,	November 30,	November 30,	November 30,
	(Unaudited)		2013	2012	2011	2010 (a)

Net asset value at beginning of period	$16.48		$13.40	$12.25	$11.68	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)		(0.06)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gains on investments	0.52		3.14	1.20	0.61	1.69
Total from investment operations	0.49		3.08	1.15	0.57	1.68

Less distributions:
From net realized gains from security transactions	(0.07)		-	-	-	-

Net asset value at end of period	$16.90		$16.48	$13.40	$12.25	$11.68

Total return (b)	2.96%	(c)	22.99%	9.39%	4.88%	16.80%	(c)

Net assets at end of period	$23,842,367		$22,764,253	$17,557,367	$11,817,006	$9,152,547

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.84%	(e)	1.86%	2.05%	2.43%	3.03%	(e)

Ratio of net expenses to average net assets (d)	1.25%	(e)	1.25%	1.25%	1.25%	1.25%	(e)

Ratio of net investment loss to average net assets (d)	(0.43%)	(e)	(0.39%)	(0.37%)	(0.36%)	(0.25%)	(e)

Portfolio turnover rate	8%	(c)	10%	13%	5%	2%	(c)

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees and reimbursed expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2014 (Unaudited)

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009. The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quote bid price. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2014:

	Level 1	Level 2	Level 3	Total

Common Stocks	$23,177,554	$-	$-	$23,177,554
Exchange-Traded Funds	185,220	-	-	185,220
Money Market Funds	360,945	-	-	360,945
Total	$23,723,719	$-	$-	$23,723,719

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of May 31, 2014, the Fund did not have any transfers in or out of any Level. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2014. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the six months ended May 31, 2014 was long-term capital gains. There were no distributions paid to shareholders during the year ended November 30, 2013.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2014:

Tax cost of portfolio investments	$16,226,455
Gross unrealized appreciation	$7,625,130
Gross unrealized depreciation	(127,866)
Net unrealized appreciation	7,497,264
Accumulated ordinary loss	(150,298)
Other net gains	427,779
Distributable earnings	$7,774,745

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (November 30, 2010 through November 30, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended May 31, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $2,060,386 and $1,891,193, respectively.

4. Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement remains in effect until at least April 1, 2015. Accordingly, the Adviser reduced its advisory fees by $68,852 during the six months ended May 31, 2014.

The Expense Limitation Agreement permits the Adviser to recover fee reductions and expense reimbursements made on behalf of the Fund, but only for a period of three years after such reduction or reimbursement and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%. As of May 31, 2014, the Adviser may in the future recover fee reductions and expense reimbursements totaling $379,179. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2014	$57,007
November 30, 2015	129,515
November 30, 2016	123,805
May 31, 2017	68,852
$379,179

OTHER SERVICE PROVIDERS
Ultimus provides fund administration, fund accounting, compliance and transfer agency services to the Fund. Pursuant to servicing agreements with Ultimus, the Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of the Distributor, the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the “Plan”) pursuant to which the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2015.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust (“Independent Trustees”) receives from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $700 for each Board meeting attended.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2013) and held until the end of the period (May 31, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,029.60	$6.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	$6.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-877-370-7277.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Papp Small & Mid-Cap Growth Fund (the “Fund”).  The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio.  In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board of Trustees”).   The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated May 1, 2012 (the “Advisory Agreement”).  The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or negligence, or from its reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board of Trustees or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement’s initial two-year term ended May 1, 2014, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”); or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board of Trustees, including the Fund’s Independent Trustees voting separately, reviewed and approved the continuance of the Advisory Agreement for an additional term of one year at an in-person meeting held on April 22, 2014, at which all of the Trustees were present.  In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement.  The Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering whether to approve the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he or she deemed appropriate. The Trustees considered the following matters, among other things, in connection with their approval of the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Trustees received and considered various information regarding the nature, extent and quality of services provided to the Fund by the Adviser.  The Trustees specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund, including the support resources available for investment research.  The Trustees noted that Rosellen C. Papp and Brian M. Riordan are responsible for the day-to-day management of the Fund.  The Trustees noted that the Adviser has previously served as the investment adviser and investment sub-adviser to other open-end registered investment companies with substantially similar investment objectives and strategies.

The Trustees considered that the Adviser has a staff of skilled investment professionals that provide research, trading and compliance support services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund.   The Trustees also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a seasoned compliance officer to oversee its compliance program.  The Trustees also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund.  The Trustees considered the Adviser’s responsibilities with regards to brokerage selection and best execution and were mindful that the Adviser has never entered into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of its benchmark, the Russell Midcap Growth Index, comparable private accounts managed by the Adviser, and other domestic equity funds of similar size with similar investment styles.  In reviewing the comparative performance, the Board of Trustees considered that the Fund’s average annual total return was lower than the average and median returns for the one year, three year and since inception periods ended March 31, 2014 of its peer group, “Mid Cap Growth Funds Under $50 Million,” as derived from Morningstar, Inc.  The Board of Trustees considered that the Fund’s investment style of investing in higher quality, lower risk companies has been out of favor in recent years and tends to perform better in down markets.  The Trustees noted the consistency of the Adviser’s management of the Fund in accordance with the Fund’s investment objective and policies.  The Trustees further noted that the Adviser has been managing the Fund, predecessor funds and private accounts using this same investment philosophy for more than 14 years and that the Adviser’s investment process and long-term performance record over a full market cycle were important factors in the Trustees’ evaluation of the quality of services to be provided by the Adviser under the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Expenses

The Board of Trustees considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee and fee reductions and/or expense reimbursements.  It also considered a comparison of these fees and expenses to the expense information for other domestic equity funds of similar size with similar investment styles.  The Fund’s overall expense ratio, after contractual fee reductions, was compared to funds within its relevant peer group, as defined above.  The Trustees noted that the overall expense ratio of the Fund, after fee reductions, was lower than the average and median expense ratios for the peer group presented.  The Trustees also observed that, under the expense cap arrangement agreed to by the Adviser, this expense ratio will be maintained until at least April 1, 2015.

Investment Advisory Fee Rates

The Trustees reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services.  Additionally, the Trustees received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant peer group, as defined above, and private accounts managed by the Adviser with a comparable investment strategy.  The Trustees noted that the advisory fee rate for the Fund was slightly higher than the median and average rates for the peer group presented.  The Trustees determined that, although the advisory fee is higher, the Fund’s overall expense ratio, after contractual fee reductions, was significantly lower than the average and median expense ratios for the peer group presented.

The Trustees reviewed the Adviser’s financial statements and discussed its financial condition.  The Board of Trustees was mindful that the Adviser is operating at a loss in providing services to the Fund because of the fee reductions and expense reimbursements it has incurred since the Fund’s inception.  The Trustees discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund and noted that, in light of the fact that the Fund has limited assets, these are only secondary factors at this time.   The Trustees further considered the Adviser’s commitment to grow assets in the Fund and the Adviser’s representation that is has adequate financial reserves to cover its anticipated losses from the Fund for several years.

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints but they were mindful that the fee reduction and expense reimbursement arrangement creates a single expense ratio and that shareholders have benefited from the lower expense ratios that resulted from the fee reductions and expense reimbursements.  The Trustees noted that the Fund’s assets have grown, but not to an extent that permits it to realize any meaningful economies of scale.  The Trustees observed that as the Fund grows further in assets, this factor will become more relevant to their consideration process.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Conclusion

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, unanimously concluded that approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

March 8, 2010

FACTS	WHAT DOES PAPP INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪  Social Security number
▪  account balances and account transactions
▪  account transactions, transaction or loss history and purchase history
▪  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Papp Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Papp Investment Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-370-7277.

Who we are
Who is providing this notice?	Papp Investment Trust Ultimus Fund Distributors, LLC

What we do
How does Papp Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Papp Investment Trust collect my personal information?
We collect your personal information, for example, when you

▪  open an account or deposit money
▪  buy securities from us or sell securities to us
▪  make deposits or withdrawals from your account provide account information
▪  give us your account information
▪  make a wire transfer
▪  tell us who receives the money
▪  tell us where to send the money
▪  show your government-issued ID
▪  show your driver's license

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪  sharing for affiliates’ everyday business purposes—information about your creditworthiness
▪  affiliates from using your information to market to you
▪  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ L. Roy Papp & Associates, LLP could be deemed to be an affiliate.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪  Papp Investment Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

▪  Papp Investment Trust doesn't jointly market financial products or services to you.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 31, 2014

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	July 31, 2014

* Print the name and title of each signing officer under his or her signature.